UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2009

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 9, 2009, John J. Dolan, President and Chief Executive Officer of First Commonwealth Financial Corporation, and T. Michael Price, President of First Commonwealth Bank, will attend meetings with institutional investors arranged by Fox-Pitt Kelton Cochran Caronia Waller. Investors who meet with Messrs. Dolan and Price will be provided with supplemental information regarding the company, its business and strategies, financial condition and results of operations and loan portfolio composition and quality. A copy of this supplemental information is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Number	Description

99.1	Supplemental Information for Mid-West Investor Meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/S/ JOHN J. DOLAN
Name:	John J. Dolan
Title:	President and Chief Executive Officer